U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. 1)

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     Rule 14(a)-6(e)(2))
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[ ]  Soliciting Material Pursuant to   240.14a-11(c) or   240.14a-12

                        5G WIRELESS COMMUNICATIONS, INC.
                        (Name of Company in Its Charter)

                 ___________________________________________
 (Name of Person(s) Filing Proxy Statement, if Other Than the Company)

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     6(i)(4) and 0-11.

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___________________________________________________________________

2.  Aggregate number of securities to which transaction applies:
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on which the filing fee is calculated and state how it was
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offsetting fee was paid previously.  Identify the previous filing by
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Notes:

                    5G Wireless Communications, Inc.
                         4136 Del Rey Avenue
                    Marina Del Rey, California 90292

                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON OCTOBER 20, 2005

     Notice is hereby given that the Annual Meeting of stockholders of 5G Wireless Communications, Inc., a Nevada corporation ("Company"), will be held on October 20, 2005, at the executive offices of the Company located at 4136 Del Rey Avenue, Marina Del Rey, California 90292 at 10:00 a.m. (PDT) for the following purposes:

1. To elect the following six (6) nominees as directors of the Company until the next Annual Meeting of stockholders and until their respective successors shall be elected and qualified: Jerry Dix, Don Boudewyn, Phil E. Pearce, Stanley A. Hirschman, Murray H. Williams, and Kirk Haney;

2. To approve the decision by the Company's Audit Committee to retain Squar, Milner, Reehl & Williamson, LLP as the Company's independent registered accounting firm for the fiscal year that commenced on January 1, 2005;

3. To approve the termination of the Company's status as a business development company under the Investment Company Act of 1940 and the filing of a Form N-54C with the Securities and Exchange Commission;

4.  To approve the filing of a new registration statement; and

5. To consider and act on any other matter that properly may come before the meeting or any adjournment thereof.

     Common stockholders of record as the close of business on September 8, 2005 are entitled to vote at the meeting or any postponement or adjournment thereof.

     Please review the voting options on the attached proxy card and submit your vote promptly. If you attend the Annual Meeting, you may revoke your Proxy and vote in person if you desire to do so, but attendance at the Annual Meeting does not itself serve to revoke your Proxy. Copies of the Company's Annual Report for its fiscal year ended December 31, 2004 and for the periods ended on June 30, 2005 will be provided on request or you may obtain a copy online from the Securities and Exchange Commission at www.sec.gov. ("Search for Company Filings").


By order of the Board of Directors

June 3, 2005


/s/  Don Boudewyn
Don Boudewyn, Secretary


                                 PROXY STATEMENT

                        5G Wireless Communications, Inc.
                            4136 Del Rey Avenue
                        Marina Del Rey, California 90292

     This Proxy Statement is being furnished to stockholders at the direction and on behalf of the board of directors of 5G Wireless Communications, Inc., a Nevada corporation ("Company"), for the purpose of soliciting proxies for use at the Annual Meeting of Stockholders of the Company to be held on October 20, 2005 at 4136 Del Rey Avenue, Marina Del Rey, California 90292 at 10:00 a.m. (PDT). The shares represented by the proxy will be voted in the manner specified in the proxy. To the extent that no specification is made as to the proposals set forth in the notice of meeting accompanying this Proxy Statement, the proxy will be voted in favor of such proposals. However, any proxy given pursuant to this solicitation may be revoked at any time before it is exercised by giving written notice of such revocation to the Secretary of the Company, by appearing at the meeting and voting in person or by submitting a later dated proxy. Neither attendance at the meeting nor voting at the meeting will revoke the proxy. A revocation that is not timely received will not be taken into account, and the original proxy will be counted.

     Stockholder proposals must be submitted to the Company not later than September 1, 2006 in order to be included in those matters considered at the next Annual Meeting of the Company to be held in October 2006. The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Stockholders and the accompanying Proxy is being borne by the Company. Brokers, dealers, banks, or voting trustees, and their nominees, are requested to forward soliciting materials to the beneficial owners of shares and will be reimbursed for their reasonable expenses. This Proxy Statement and accompanying proxy will be mailed to stockholders on or about September 15, 2005.

     The disclosures in this document have not been approved by the Securities and Exchange Commission ("SEC"). Furthermore, the SEC has not passed upon the accuracy or adequacy of this document.

                              VOTING SECURITIES

     The record date of stockholders entitled to notice of and to vote at the Annual Meeting of Stockholders is the close of business on September 8, 2005. On September 8, 2005, the Company had issued and outstanding 1,000,136,504 shares of $0.001 par value common stock and 3,000,000 shares of Series A preferred stock (each share of which is presently convertible into 800 shares of common stock). Each holder of common stock will be entitled to one (1) vote for each share of common stock held by such stockholder; there will be no cumulative voting right on any shares.

     The Series A preferred stock, described in more detail under Certain Relationships and Related Transactions, were issued under Nevada law. However, the Company believes that the Series A preferred stock does not comply with Section 61(a) and Section 63 of the Investment Company Act of 1940 ("1940 Act"). Therefore, the Series A preferred stock will not be permitted to vote on the matters set forth in this proxy statement; only the vote of the common stock will be counted in determining these matters.

     The presence at the meeting, in person or by proxy, of the holders of a majority of the voting power as set forth above outstanding on the record date will constitute a quorum at the meeting. Votes withheld, abstentions, and broker non-votes will be counted in determining the presence of a quorum but will not be voted.

     Under the 1940 Act, all matters to be voted on require an affirmative vote of the lesser of: (i) 67% or more of the Company's common stock present at a meeting if more than 50% of the outstanding common stock is present and represented by proxy or (ii) more than 50% of the outstanding common stock of the Company. Pursuant to applicable Nevada law, there are no dissenter's rights relating to the matters to be voted on.

                             STOCK OWNERSHIP

     The following table sets forth information regarding the beneficial ownership of shares of the Company's common stock as of September 8, 2005 (1,000,136,504 issued and outstanding) and Series A Preferred Stock as of that date (3,000,000 issued and outstanding) by
(i) all stockholders known to us to be beneficial owners of more than 5% of the outstanding common stock; and (ii) all officers and directors of the Company, individually and as a group:


Title of Class   Name and Address               Amount and Nature    Percent of
                 of Beneficial Owner              of Beneficial       Class (2)
                                                    Owner (1)

Common Stock     Jerry Dix                        43,680,880 (3)        4.37%
                 4136 Del Rey Avenue
                 Marina Del Rey,
                 California 90292

Common Stock     Don Boudewyn                     28,483,677 (4)        2.85%
                 4136 Del Rey Avenue
                 Marina Del Rey,
                 California 90292

Common Stock     Phil E. Pearce                            0            0.00%
                 4136 Del Rey Avenue
                 Marina Del Rey,
                 California 90292

Common Stock     Stanley A. Hirschman                      0            0.00%
                 4136 Del Rey Avenue
                 Marina Del Rey,
                 California 90292

Common Stock     Murray H. Williams                        0            0.00%
                 4136 Del Rey Avenue
                 Marina Del Rey,
                 California 90292

Common Stock     Kirk Haney                                0            0.00%
                 4136 Del Rey Avenue
                 Marina Del Rey,
                 California 90292

Common Stock     All Directors and                72,164,557            7.21%
                 Executive Officers as a
                 Group (6 persons)

Series A
Preferred Stock  Jerry Dix                         1,800,000          60.00%
                 4136 Del Rey Avenue
                 Marina Del Rey,
                 California 90292

Series A
Preferred Stock  Don Boudewyn                      1,200,000          40.00%
                 4136 Del Rey Avenue
                 Marina Del Rey,
                 California 90292

Series A
Preferred Stock  All Directors and                 3,000,000 (5)     100.00%
                 Executive Officers as a
                 Group (2 persons)

(1) None of these security holders has the right to acquire any amount of the shares within sixty days from options, warrants, rights, conversion privilege, or similar obligations. Each person has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by them.

(2) Applicable percentage ownership of common stock is based on 1,000,136,504 shares issued and outstanding on September 8, 2005 divided by the total common stock for each beneficial owner. Beneficial ownership is determined in accordance with the rules and regulations of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or convertible or exchangeable into such shares of common stock held by that person that are currently exercisable, or exercisable within 60 days, are included.

(3) All shares held by Jerry and Karen Dix, joint tenants with right of survivorship, except for 106,666 shares held by Market Force, Inc. of which Mr. Dix and Steven Lipman have shared voting and investment control. The Company previously issued 3,594,470 restricted shares of common stock to Mr. Dix for the accrued portion of salaries for the fourth quarter of fiscal 2004. The Company requested the return of the shares issued so as to comply with the requirements of Section 63 of the 1940 Act, and they have been cancelled.

(4) Of the total, 1,184,523 shares are held by Wireless Xstream Technologies Ltd., which is controlled by Mr. Boudewyn. The Company previously issued 1,935,484 restricted shares of common stock to Mr. Boudewyn for the accrued portion of salaries for the fourth quarter of fiscal 2004. The Company requested the return of the shares issued so as to comply with the requirements of Section 63 of the 1940 Act, and they have been cancelled.

(5) The Series A Preferred Stock, issued on October 7, 2004, is convertible after three years following its issuance, providing the holder is still employed by the Company. There are no other plans or arrangements to issue any additional Series A Preferred Stock at this time.

                            EXECUTIVE COMPENSATION

                          Summary Compensation Table



                           Annual compensation                      Long-term Compensation
                                                                 Awards           Payouts
Name and                                  Other           Restricted   Securities
principal                                 annual            stock     underlying      LTIP    All other
position       Year     Salary   Bonus   compensation     award(s)    options/SARs    payouts compensation
                          ($)     ($)       ($)             ($)           (#)           ($)       ($)
Jerry Dix,     2004     136,800    -      159,800(1)       -           -               -         -
CEO            2003     216,000    -         -             -           -               -         -
               2002     144,000    -      792,144(2)       -           -               -         -

Don
Boudewyn, EVP  2004      91,700    -       88,200(3)       -           -               -         -
               2003     144,000    -         -             -           -               -         -
               2002     108,000    -       62,000(4)       -           -               -         -

Brian Corty,
former CTO     2004      63,700    -       59,200(5)       -           -               -         -
               2003     168,000    -         -             -           -               -         -
               2002     120,000    -      792,144(6)       -           -               -         -




(1)  During 2003 and 2002, Mr. Dix was paid $47,300 and $60,700, respectively, and had an accrued balance of $293,300 at December
31, 2003, which was paid by the restricted shares issued for accrued salaries valued at this amount.

(2) Value of stock compensation received by Mr. Dix per a consulting agreement dated February 6, 2002.

(3)  During 2003 and 2002, Mr. Boudewyn was paid $19,350 and
25,500, respectively, and had an accrued balance of $262,650 at December 31, 2003, which was paid by the restricted shares issued for accrued salaries valued at this amount.

(4) Value of stock compensation received by Mr. Boudewyn per a consulting agreement dated February 6, 2002.

(5) Mr. Corty joined the Company in January 2002 and resigned on September 23, 2004. During 2003 and 2002, Mr. Corty was paid $83,590 and $68,044, respectively, and had an accrued balance of $156,322 at December 31, 2003, which was paid by the restricted shares issued for accrued salaries valued at this amount.

(6) Value of stock compensation received by Mr. Corty per a consulting agreement dated February 6, 2002.

     None of the other current or former officers or directors of the Company have received compensation exceeding $100,000 over the past three fiscal years.

Employment Agreements.

     (a) On February 1, 2002, the Company entered into an employment agreement with Mr. Dix pursuant to which he is employed as our chief executive officer at a monthly base salary of $12,000 for a term of three years. Pursuant to the terms of the agreement, Mr. Dix's base monthly salary will increase to $18,000 in year two and $25,000 in year three. The Company's board of directors will review Mr. Dix's pay annually and may, in its sole discretion, grant an increase as it deems appropriate. Mr. Dix is also eligible to receive an incentive bonus in the sole discretion of our board of directors. In addition, Mr. Dix is eligible to receive an annual performance bonus of up to 80% of his base annual salary; provided, however, if he achieves 100% completion of his performance objectives, he is entitled to receive at least 75% of the performance bonus or 60% of his annual salary. If we terminate Mr. Dix without cause (as defined in the agreement), Mr. Dix is entitled to receive severance pay equal to the sum of the remaining amounts owed under the agreement.

     (b) On February 1, 2002, the Company entered into an employment agreement with Mr. Boudewyn pursuant to which he is employed as our vice president, market development, at a monthly base salary of $7,000 for a term of three years. The Company's board of directors will review Mr. Boudewyn's pay annually and may, in its sole discretion, grant an increase as it deems appropriate. Mr. Boudewyn is also eligible to receive an incentive bonus in the sole discretion of our board of directors. In addition, Mr. Boudewyn is eligible to receive an annual performance bonus of up to 80% of his base annual salary; provided, however, if he achieves 100% completion of his performance objectives, he is entitled to receive to at least 75% of the performance bonus or 60% of his annual salary. If we terminate Mr. Boudewyn without cause (as defined in the agreement), Mr. Boudewyn is entitled to receive severance pay equal to the sum of the remaining amounts owed under the agreement.

     (c) On April 1, 2002, the Company amended Mr. Boudewyn's agreement to change his title to executive vice president and chief operations officer and to increase his monthly base salary to $9,000 commencing on April 1, 2002. Under this amendment, Mr. Boudewyn's base monthly salary will increase to $12,000 in year two and $15,000 in year three. Currently, Mr. Boudewyn is the executive vice president, secretary/treasurer and principal financial officer of the Company.

Other Compensation.

     (a) There are no annuity, pension or retirement benefits proposed to be paid to officers, directors, or employees of the Company in the event of retirement at normal retirement date as there was no existing plan as of December 31, 2004 provided for or contributed to by the company.

     (b) With the exception of director compensation, no remuneration is proposed to be paid in the future directly or indirectly by the Company to any officer or director. Our independent directors, under their agreements with the Company (see
Exhibit 10.3), receive $3,000 per month ($36,000 per year).

1.  ELECTION OF DIRECTORS

Directors and Executive Officers.

     The names, ages, and respective positions of the directors and executive officers of the Company are set forth below. The directors named below will serve until the next annual meeting of our stockholders or until their successors are duly elected and have qualified. Directors are elected for a term until the next annual stockholders' meeting. Officers will hold their positions at the will of the board of directors, absent any employment agreement, of which none currently exist or are contemplated.

     There are no family relationships between any two or more of our directors or executive officers. There are no arrangements or understandings between any two or more of our directors or executive officers. There is no arrangement or understanding between any of our directors or executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management stockholders will exercise their voting rights to continue to elect the current board of directors. There are also no arrangements, agreements or understandings between non-management stockholders that may directly or indirectly participate in or influence the management of our affairs. There are no other promoters or control persons of the Company. There are no legal proceedings involving the executive officers or directors of the Company.

(a)  Jerry Dix, President/Chief Executive Officer/Director.

     Mr. Dix, age 59, has been in the wireless industry since 1994 and was a pioneer in the pre-paid cellular industry with Globalwise Communications and Prepaid Technologies. In 1995, Dix and his partner launched PrePay Technologies, a wholly owned subsidiary of Globalwise Communications. PrePay Technologies was developed with proprietary technology that enabled PrePay Technology to deliver a prepaid wireless platform as a re-seller for AirTouch in San Diego, California. In 1996, Mr. Dix helped found Satellite Control Technologies, a publicly traded company with patented one and two-way paging technologies, where he worked until being named president and chief executive officer of the Company in January 2002. Mr. Dix helped develop and launch the AlphaTrak locating and control system that utilizes this patented technology combined with GPS technology to locate assets in North America.

(b)  Don Boudewyn, Executive Vice
President/Secretary/Treasurer/Director.

     Mr. Boudewyn, age 40, has held his current position with the Company since January 2002. He has held various positions with the Company, including president and vice president of international sales since founding the Company in 2000. From October 1998 to October 2000, Mr. Boudewyn served as a major account executive and business development manager for Celterra Vancouver Ltd., where he was responsible for sales, marketing and business development strategies for a national fiber optic network. Prior to his experience in the communications arena, Mr. Boudewyn worked in real estate from July 1986 to October 1998. He graduated from the British Columbia Institute of Technology with a Bachelor of Arts degree in sales and marketing management. He is also a graduate of the UCLA Director Training & Certification Program.

(c)  Phil E. Pearce, Director.

     Mr. Pearce, age 76, has been an independent business consultant with Phil E. Pearce & Associates and Chairman of Financial Express Corporation since 1990. Prior to this, Mr. Pearce was senior vice president and a director of E.F. Hutton (a public company), and was chairman of the board of governors of the National Association of Securities Dealers, where he was closely involved in the formation of the NASDAQ Stock Market. He had also been a governor of the New York Stock Exchange and a member of the Advisory Council to the SEC on the Institutional Study of the Stock Markets.

     Mr. Pearce also serves as an independent director of the following public companies:

     - April 1997 to present: Bravo Foods International Corporation, a beverage licensing and branding company.

     - December 2003 to present: Barrington Science, an in-vitro diagnostic company (chairman of the board).

     - December 2003 to present: 360 Global Wine Company, a wine producing and distribution company.

     - October 2004 to present: GoldSpring, Inc., a gold mining company.

     - February 2005 to present: Bronco Energy Fund, an energy investments company (primarily coal).

     Mr. Pearce is a graduate of the University of South Carolina and the Wharton School of Investment Banking at the University of Pennsylvania. He was appointed to the Company's board of directors on October 4, 2004. Mr. Pearce formerly owned a r% interest in Redwood Grove Capital Management, which is the management company for the Longview funds (which provide financing to the Company); he relinquished this interest on June 27, 2005.

(d)  Stanley A. Hirschman, Director.

     Mr. Hirschman, age 58, is president of CPointe Associates, Inc. (a private company), an executive management consulting firm that specializes in solutions for companies with emerging technology-based products and is well-versed in the challenges of regulated corporate governance. During the past five years, he has also served the following public companies: former chairman of Mustang Software and a former director of Imaging Diagnostic Systems, Inc. and ObjectSoft Corporation. While at Mustang Software, Mr. Hirschman took a hands-on role in the planning and execution of the strategic initiative resulting in the acquisition of the company by Quintus Corporation. Prior to establishing CPointe Associates in 1996, he was vice president of operations, Software Etc., Inc. (a public company), a 396-retail store software chain. He also held senior executive management positions with the following public companies: T.J. Maxx, Gap Stores and Banana Republic.

     Mr. Hirschman also serves as an independent director of the following public companies:

     - September 2000 to present: Bravo Foods International Corporation (chairman of the board).

     - October 2004 to present: GoldSpring, Inc.

     - February 2005 to present: Bronco Energy Fund.

     - May 2005 to present: Energy & Engine Technology, Inc., an auxiliary power unit manufacturer.

     Mr. Hirschman was appointed to the Company's board of directors on September 23, 2004. He formerly owned a r% interest in Redwood Grove Capital Management, but relinquished this interest on June 27, 2005.

(e)  Murray H. Williams, Director.

     Mr. Williams, age 35, is the CFO of Radium Ventures, Inc. Radium was incorporated in March of 2002 and became a publicly traded entity in June of 2003. Mr. Williams began his employment at Radium Ventures, Inc. on June 3, 2005. Radium is engaged in an Internet Protocol Television subscription based business that sells an Internet appliance that enables subscribers to view movies and television programs on their television that is delivered via the Internet using proprietary hardware and software. Prior to Radium, Mr. Williams was a consultant and investor in numerous companies from September 1993 through June of 2005. Prior to that, Mr. Williams was the co-founder of Brand Shopping Network, Inc., a shopping service that incorporated in 2001. Prior to Brands Shopping Network, Mr. Williams was one of the founding members of Buy.com, Inc., where he created, developed and managed the finance, business development, legal and human resource departments. Between 1998 and 2001, he developed the finance, legal, business development and HR departments. Prior to joining Buy.com, he was employed with KPMG Peat Marwick, LLP from 1993 through 1998, and last served as a manager in their assurance practice. Mr. Williams managed a team of over 20 professionals specializing in financial services with an emphasis on public offerings, private financings and mergers/acquisitions. He was appointed to the Company's board of directors on November 8, 2004.

(f)  Kirk Haney, Director.

     Mr. Haney, age 33, is the founder and CEO of Cloud Break Ventures, LLC, a private investment firm focused on early stage private company and realestate investments. Prior to founding Cloud Break Ventures, Mr. Haney worked in Global Business Development for Cisco Systems, Inc. where he was instrumental in creating Cisco's global security sales strategy. In addition to leading several of Cisco's enterprise and advanced technology sales and engineering teams, he has also been an advisor to Cisco's
Corporate Business Development team on various investment and acquisition candidates. Prior to his Cisco experience, which began in 1999, Mr. Haney held senior management positions in sales, marketing and business development for 3Com Corporation and ArrowPoint Communications (acquired by Cisco). He holds a Bachelor of Arts degree in political science from California State University, Long Beach, and an MBA degree from Pepperdine University. Mr. Haney was appointed to the Company's board of directors on October 27, 2004.

Certain Relationships and Related Transactions.

     During the last two fiscal years there have not been any relationships, transactions, or proposed transactions to which the Company was or is to be a party, in which any of the directors, officers, or 5% or greater stockholders (or any immediate family thereof) had or is to have a direct or indirect material interest, other than as set forth below. It has been represented to the Company that the Longview Funds have made investments into GoldSpring. There are no transactions between the Company and GoldSpring, Inc.

     (a) During 2002 and 2003, the Company used the credit of Service Group, which is a personal company of Mr. Dix, to help the Company purchase equipment.

     (b) On July 4, 2003, the Company entered into an employment agreement with Peter Trepp pursuant to which he was employed as our president and chief operating officer at a base annual salary of $150,000 for a term of three years. Pursuant to the terms of the agreement, Mr. Trepp received a signing bonus of 432,080 shares of our common stock. This agreement terminated upon Mr. Trepp's resignation on May 1, 2004.

     (c) On August 4, 2003 the Company issued 2,325,000 shares to Brian Corty for expenses incurred by the employee on behalf of the Company and on September 2, 2003 it issued 2,500,000 shares to Mr. Corty in partial settlement of accrued liabilities.

     (d) The Company agreed to terms with four investors, in the third quarter of 2003, one of which was the then president of the Company, Peter Trepp, to loan the company a total of $135,000 under subordinated promissory notes. For further details on these loans, please see "Management's Discussion and Analysis of Financial Condition and Results of Operations - Liquidity and Capital Resources."

     (e) In March 2004, the Company borrowed $250,000 under convertible notes payable, of which $100,000 came from management or individuals related to certain management personnel ($50,000 came from Mr. & Mrs. Trepp, Mr. Trepp being the former president, $25,000 from Paul Zygielbaum, a former employee of the Company, and $25,000 from Thomas Janes, who is the father in law of Donald Boudewyn, the Company's executive vice president). For further details on these loans, please see "Management's Discussion and Analysis of Financial Condition and Results of Operations - Liquidity and Capital Resources."

     (f) In March 2004, the Company issued 1,000,000 restricted shares of common stock to Mr. Corty, a former director, for expenses incurred on behalf of the Company in the amount of $23,950.

     (g) On June 30, 2004 and September 30, 2004, the Company issued a total of 2,255,220 shares of common stock to Mr. Corty for accrued salaries for 2002, 2003 and 2004.

     (h) On September 29, 2004, the Company's board of directors appointed Stanley A. Hirschman as an independent board member. Mr. Hirschman formerly owned a r% interest in Redwood Grove Capital Management, which is the management company for the Longview funds (which provided $2,000,000 convertible notes described below); he relinquished this interest on June 27, 2005.

     (i) On October 4, 2004, the Company's board of directors appointed Phil E. Pearce as an independent board member. Mr. Pearce formerly owned a r% interest in Redwood Grove Capital Management; he relinquished this interest on June 27, 2005.

     (j) On October 6, 2004 the Company's Compensation Committee granted and the Company issued Series "A" convertible preferred shares ("Convertible Preferred Stock") to Mr. Dix and Mr. Boudewyn totaling 3,000,000 prior to the election to be a Business Development Corporation. Each share of Convertible Preferred Stock is convertible at the rate of 800 shares of common stock for each full share of convertible preferred stock. Each share of outstanding Series A Convertible Preferred Stock entitles the holder thereof to vote on each matter submitted to a vote of the stockholders of the Company and to have the number of votes equal to the number (including any fraction) of shares of common stock into which such share of Convertible Preferred Stock is then convertible pursuant to the provisions hereof at the record date for the determination of stockholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken or any written consent of stockholders becomes effective. The preferred shares are restricted from selling for three years from issuance date. See
Exhibit 4.17.

     An independent third party conducted an evaluation prior to the issuance and concluded that the value of the preferred shares was $200,000. For accounting purposes, $50,000 was expensed for the year ended December 31, 2004, with the difference of $150,000 carried as an Amortization of Preferred Share Costs (previously described as unearned compensation) in the Consolidated Statement of Stockholders' Deficit, due to the restrictive nature of the shares.

     The Company believes that since the date the Company filed its Form N-54A to elect to become a business development company ("BDC") on October 19, 2005 ("BDC Election Date"), the Series A preferred stock issued on October 6, 2004 may not have been in compliance with
Section 61(a) of the 1940 Act. In addition, the Company believes that it may not be in compliance with Section 63 of the 1940 Act since it was issued for services.

     The following provides a summary of some of the other terms of the preferred shares:

     - All shares of Convertible Preferred Stock shall rank prior to all of the Company's common stock, both as to payment of dividends and as to distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary.

     - In the event of any dividend or other distribution payable in cash, securities or other property, each holder of shares of Convertible Preferred Stock shall be entitled to receive payment or distribution of such dividend.

     - In the event of any voluntary or involuntary liquidation, dissolution, or winding-up of the Company, the holders of shares of any series of preferred stock, has a priority on liquidation superior to that of the Convertible Preferred Stock.

     - The shares of Convertible Preferred Stock are not redeemable, however the Company from time to time may increase the conversion rate by any amount for any period of time if the period is at least 20 days and if the increase is irrevocable during the period whenever the conversion rate is to be so increased. Subject to the approval of the Compensation Committee that is comprised of a majority of independent members.

     - The Company will pay any and all issue or other taxes that may be payable in respect of any issue or delivery of shares of common stock on conversion of the Convertible Preferred Stock. The Company will not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of common stock (or other securities or assets) in a name other than that which the shares of Convertible Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of such tax or has established, to the satisfaction of the Company, that such tax has been paid. The Company has booked a preferred stock tax liability that adjusts on a quarterly basis for the future taxes, based on the valuation of $200,000 (as discussed above).

     - The company is accruing a Convertible Preferred Stock tax liability, which is estimated to be 30% of the value of this stock upon the date of issuance (as set forth above).

     - Should the Company conduct a reverse split, both the common and preferred shares will be dilutable.

     (k) During the year ended December 31, 2004, the Company issued a total of 33,660,001 restricted shares of common stock to Mr. Dix for accrued salaries for 2002, 2003 and 2004.

     (l) During the year ended December 31, 2004, the Company issued a total of 28,234,638 restricted shares of common stock to Mr.
Boudewyn for accrued salaries for 2002, 2003 and 2004.

     On December 31, 2004, the Company moved the assets, employees, and all related contracts and agreements from the Company to 5G Wireless Solutions, Inc., the portfolio company. As part of its obligations, the Company issued restricted common shares for the accrued portion of salaries for the fourth quarter of fiscal 2004. The Company has since requested the return of the shares issued so as to comply with the requirements of the 1940 Act. The Company has since received the shares issued to Mr. Dix and Mr. Boudewyn, which have been cancelled (the value of the shares has been reflected as a liability so as to comply with the 1940 Act).

     For each of the transactions noted above, the transaction was negotiated, on the part of the Company, on the basis of what is in the best interests of the Company and its stockholders. In addition, in each case the interested affiliate did vote in favor of the transaction; however, the full board of directors did make the determination that the terms in each case were as favorable as could have been obtained from non-affiliated parties.

     Certain of our directors are engaged in other businesses, either individually or through corporations in which they have an interest, hold an office, or serve on a board of directors. As a result, certain conflicts of interest may arise between the Company and such directors. The Company will attempt to resolve such conflicts of interest in our favor.

Compliance with Section 16(a) of the Securities Exchange Act.

     Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors, and persons who beneficially own more than 10% of any class of the Company's equity securities to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, directors and beneficial owners of more than 10% of any class of the Company's equity securities are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

     Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us under Rule 16a-3(d) during fiscal 2004, and certain written representations from executive officers and directors, the Company is aware of the following required reports that have not been timely filed: (a) Form 4's to cover restricted shares of common stock issued to Mr. Dix on May 2, 2004, June 30, 2004, September 30, 2004, and December 31, 2004, and a Form 4 to cover restricted shares of Series A Convertible Preferred Stock issued to Mr. Dix on October 7, 2004, and a Form 5 by Mr. Dix to cover these Form 4 issuances (the Form 5 has been filed with the SEC;
(b) Form 4's to cover restricted shares of common stock issued to Mr. Boudewyn on May 2, 2004, June 30, 2004, September 30, 2004, and December 31, 2004, a Form 4 to cover restricted shares of Series A Convertible Preferred Stock issued to Mr. Boudewyn on October 7, 2004, and a Form 5 by Mr. Boudewyn to cover these Form 4 issuances (the Form 5 has been filed with the SEC); (c) Form 3's to cover appointment to the board of directors by Messrs Pearce. Hirschman, Williams and Haney (the Form 3's have been filed with the SEC).
Other than this, the Company is unaware of any other required reports that were not timely filed.

Code of Ethics.

     The Company has adopted a code of ethics that applies to its board of directors, principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The code of ethics in general prohibits any officer, director or advisory person of the Company from acquiring any interest in any security which the Company (i) is considering a purchase or sale thereof, (ii) is being purchased or sold by the Company, or (iii) is being sold short by the Company. These persons are required to advise us in writing of his or her acquisition or sale of any such security.

Committees of the Board of Directors.

(a)  Audit Committee.

     The Company's Audit Committee consists of Messrs. Williams, Pearce, Hirschman, and Haney, all being independent directors. The Audit Committee has adopted a written charter (a copy of which is attached to this proxy statement). Mr. Williams has been designated the Audit Committee's "financial expert" in compliance with Item 401(e) of Regulation S-B. The Company had no meetings of this committee in 2004.

     The primary responsibility of the Audit Committee is to oversee our financial reporting process on behalf of the Company's board of directors and report the result of their activities to the board. Such responsibilities include, but are limited to, the selection, and if necessary the replacement, of the Company's independent auditors, review and discuss with such independent auditors (i) the overall scope and plans for the audit, (ii) the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risks, and legal and ethical programs, and (iii) the results of the annual audit, including the financial statements to be included in our annual report on Form 10-KSB.

     The Company's policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the audit committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The audit committee may also pre-approve particular services on a case-by-case basis.

(b)  Nominating Committee.

     The members of the Company's Nominating Committee are Messrs. Pearce and Hirschman, both independent directors. The Nominating Committee has responsibility to: (a) actively seek individuals qualified to become members of the board of directors; (b) from time to time recommend individuals for appointment as directors by the board of directors; (c) set the number of directors that shall constitute the whole board of directors; (d) nominate directors for approval by stockholders at an annual meeting of stockholders or special meeting of stockholders; (e) recommend to the full board of directors the establishment, charter and membership of the various committees of the board of directors; (f) annually evaluate the performance and function of this Nominating Committee; (g) acting with sole authority, retain and terminate any consulting or search firm to be used to identify director candidates, including the sole authority to approve the firm's fees and other retention terms; and
(h) annually, review and update its own charter for consideration by the board of directors. The Company had no meetings of this committee in 2004.

     There are no specific, minimum qualifications that must be met by a Nominating Committee recommended nominee for a position on the Company's board of directors. In addition, there are no specific qualities or skills that the Nominating Committee believes are necessary for one or more of the Company's directors to possess.

     The nominating committee does not have any policy with regard to the consideration of any director candidates recommended by security holders. The Company's board of directors feels that it is appropriate for the Company not to have such a policy since the Company will consider director candidates recommended by security holders anyway and will treat them the same as other recommendations for the board. Security holders wishing to submit such recommendation must put them in writing, addressed to the Company's Secretary, Don Boudewyn.

     The nominating committee's process for identifying and evaluating nominees for director, including any recommended by security holders, involves reviewing recommendations among the members and interviewing certain prospective candidates. There are no differences between in the manner in which the committee evaluates nominees based on whether it is recommended by security holders or not.

     The nominees for director were recommended to the nominating committee by Messrs. Dix and Hirschman. The Nominating Committee has adopted a written charter.

(c)  Compensation Committee.

     The Company's Compensation Committee consists of Messrs. Williams, Pearce, Hirschman, and Haney, all independent directors. The Compensation Committee has responsibility with respect to reviewing and overseeing the Company's compensation to directors and officers of the Company, including the issuance of any stock to these individuals, reports the results of its activities to the full board of directors. The Company had one meeting of this committee in 2004.

(d)  Governance Committee.

     The members of the Company's Governance Committee are Messrs. Dix, Boudewyn, Pearce, and Hirschman, two of which are independent. The Governance Committee provides guidance and direction regarding the governance and operation of the Company and assistance to the board of directors in fulfilling the board of director's responsibilities relating to good governance and management. The Company had no meetings of this committee in 2004.

(e)  Investment Committee.

     The members of the Company's Investment Committee are Messrs. Williams, Pearce, Hirschman, and Haney, all being independent directors of the Company. The Investment Committee has responsibility with respect to reviewing and overseeing the Company's contemplated investments and portfolio companies and investments on behalf of the Board and reports the results of its activities to the full board of directors. Such Investment Committee has the ultimate authority for and responsibility (i) to evaluate and recommend investments, and (ii) review and discuss with management (a) the performance of portfolio companies, (b) the diversity and risk of the Company's investment portfolio, and, where appropriate, make recommendations respecting the role or addition of portfolio investments and (c) all solicited and unsolicited offers to purchase portfolio companies. The Company had no meetings of this committee in 2004.

Meetings of the Board of Directors.

     During the fiscal year ended December 31, 2004, the total number of meetings of the board of directors held was seven. None of the incumbent directors of the Company attended less than 75% of the total meetings. The board of directors also took action during that year by unanimous written consent on 34 occasions.

     The Company does not have a policy with regard to board members' attendance at annual meetings. The Company did not have an annual meeting last year.

Communications to the Board of Directors.

     The Company's board of directors does provide a process for security holders to send communications to the board of directors. Security holders can send communications to the Company's Secretary, Don Boudewyn; such communications will then be forwarded to the rest of the board of directors for review and discussion.

     The board of directors of the Company recommends a vote FOR election of the director nominees set forth above.

2.  RETENTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Squar, Milner, Reehl & Williamson, LLP of Newport Beach, California issued the report for the Company's audited financial statements for the fiscal year ended December 31, 2004; Carter & Balsam of Sherman Oaks, California issued the report for the fiscal year ended December 31, 2003.

Audit Fees.

     The aggregate fees billed for each of the last two fiscal years for professional services rendered by Squar, Milner, Reehl & Williamson, LLP and Carter & Balsam (collectively, "Accountants") for the audit of our annual financial statements, and review of financial statements included in the company's Form 10-QSB's: 2004: $67,000; and 2003: $40,000.

Audit-Related Fees.

     The aggregate fees billed in each of the last two fiscal years for assurance and related services by the Accountants that are reasonably related to the performance of the audit or review of our financial statements and are not reported under Audit Fees above: $0.

Tax Fees.

     The aggregate fees billed in each of the last two fiscal years for professional services rendered by the Accountants for tax compliance, tax advice, and tax planning: 2004: $9,000; and 2003: $17,400.

All Other Fees.

     The aggregate fees billed in each of the last two fiscal years for products and services provided by the Accountants, other than the services reported above: $0.

     Representatives of Squar, Milner, Reehl & Williamson, LLP are not expected to be present at the annual meeting. This firm will have the opportunity to make a statement if they desire to do so. Finally, representatives of this firm are not expected to be available to respond to appropriate questions.

     The Company's Audit Committee has already appointed Squar, Milner, Reehl & Williamson, LLP as the independent registered accounting firm for the fiscal year that commenced on January 1, 2005. The board of directors of the Company recommends a vote FOR approval of the decision by the Audit Committee to retain Squar, Milner, Reehl & Williamson, LLP for the fiscal year then commenced.

3. TERMINATION OF THE COMPANY'S STATUS AS A BUSINESS DEVELOPMENT COMPANY AND FILING OF A FORM N-54C WITH THE SEC

     On June 3, 2005, the Company's board of directors unanimously determined that it would be in the best interests of the Company and its stockholders to seek stockholder approval to terminate its status as a BDC under the 1940 Act:

Current Status as a BDC

    The Company has operated as a BDC since October 19, 2004 ("BDC Election Date"). The Company has recently conducted a review of its compliance with the 1940 Act and the following are areas that the Company believes it may not be in compliance with the 1940 Act at this time or recently:

     - It is a requirement of Section 56 of the 1940 Act to have a majority of board members be non-interested persons. From the BDC Election Date until June 27, 2005 (when two of the Company's directors relinquished their interest in Redwood Grove Management (the management company for the Longview funds)), the Company may not have had the requisite majority of non-interested persons as directors and therefore the Company may not have complied with this section. Therefore, the actions taken by the board of directors for such period may not have been valid under the 1940 Act.

     - The Company currently does not maintain the proper ratio of assets to "senior securities"; Section 61 of the 1940 Act requires that a BDC maintain a ratio of assets to senior securities of at least 200%. During the coming twelve-month period, the Company plans to correct this Section 61 compliance deficiency through the retirement or possible reclassification of certain convertible notes. The Company's plans include repayment of indebtedness out of operating cash flow and possible renegotiation of certain senior secured notes to allow the Company to reclassify them as unsecured subordinated notes.

     - It is a requirement of Section 56 of the 1940 Act that a majority of board members be non-interested persons. From the BDC Election Date until June 27, 2005 (when two of the Company's directors relinquished their interest in Redwood Grove Management (the management company for the Longview funds)), the Company may not have had the requisite majority of non-interested persons as directors and therefore the Company may not have complied with this section. Therefore, the actions taken by the board of directors for such period may not have been valid under the 1940 Act.

     - The Company currently does not maintain the proper ratio of assets to "senior securities"; Section 61 of the 1940 Act requires that a BDC maintain a ratio of assets to senior securities of at least 200%. The company is trying to correct this by reducing the senior securities.

     - Prior to the election to become a BDC, the Company entered certain convertible notes and warrant agreements, dated September 22, 2004. These notes and agreements and those signed on March 22, 2005, which increased the convertible note by $1,000,000 and on July 19, 2005 by an additional $300,000, contained provisions for conversion into common stock of the Company based on the average of the five lowest closing bid prices of the common stock as reported by Bloomberg L.P. for the principal market for the 90 trading days preceding a conversion date. The Company believes that the existence of the convertible notes on the BDC Election Date is not in compliance with the capital structure rules set forth in Section 61(a) of the 1940 Act since the shares were sold at below market prices. The Company also believes that the convertible notes entered into after the BDC Election Date are not in compliance with
       Section 61(a) for the same reason.

     With reference to these notes, the Company cannot precisely show the amount of shares to be issued upon conversion since the conversion price is related to the market price upon conversion and not a set price. However, the following regarding dilution in connection with shares issued under these notes can be disclosed:

     The following assumptions can be made: (a) each Longview fund converts 4.99% each quarter; (b) all of the shares converted are sold during that quarter; and (c) the conversion price (based on the current market price of the Company's common stock) would be $0.00475 per share. Based on the assumptions, each fund would be able to convert a maximum of 28,393,529 each quarter over the next five years, with an estimated total shares to be issued of 569,008,598. But for the maximum 4.99% limit on conversions, the Longview funds could have converted a greater percentage of the Company's common stock. This calculation requires the use of subjective assumptions and actual results could differ from these estimates.

     As of August 11, 2005, the total principal and interest under these notes in the amount of $454,854 had been converted into 91,252,938 shares of common stock.

     The Company has filed a Form 1-E with the SEC for the shares issuable to the Longview funds pursuant to the conversion rights under the debt agreements. In this Form 1-E, it was estimated that legal costs in connection with the offering would be $30,000. As disclosed in a subsequent Form 2-E filed with the SEC, the Company reported that it has incurred legal and other expenses of approximately $625,000 in cash in connection with this offering, of which a total of $145,000 was direct legal cost associated with the offering and approximately $480,000 in legal costs relating to the organizational costs associated with becoming a BDC. Since the Company may not have been in compliance with certain provisions of the 1940 Act from the BDC Election Date to the present, the shares issued to the Longview funds under the Form 1-E may not have been issued pursuant to a valid exemption from the registration requirements of Section 5 of the Securities Act of 1933.

     - The Company believes that since the BDC Election Date, the Series A preferred stock issued on October 6, 2004 may not have been in compliance with Section 61(a) of the 1940 Act. In addition, the Company believes that it may not be in compliance with Section 63 of the 1940 Act since it was issued for services.

     - On December 31, 2004, the Company moved the assets, employees, and all related contracts and agreements from the Company to 5G Wireless Solutions, Inc., the portfolio company. As part of its obligations, the Company issued restricted shares of common stock to Jerry Dix and Don Boudewyn for the accrued portion of salaries for the fourth quarter of fiscal 2004. The Company requested the return of the shares issued so as to comply with the requirements of Section 63 of the 1940 Act, and they have been cancelled (the value of the shares has been reflected as a liability so as to comply with the 1940 Act).

     There is a risk that the SEC could take enforcement action against the Company if the SEC determines that the Company has not been in compliance with the 1940 Act.

Should Stockholders Not Approve the De-Election as a BDC.

     It is the opinion of the Company's board of directors that the costs of continuing as a BDC outweigh the advantages for the current plan of business of the Company. Failure to gain approval may result in the following:

     - The Company may be required to negotiate new terms of all its senior convertible notes, resulting in damages and penalties against the Company.

     - There is a greater probability that the Company may be terminated as a going concern.

Should the Stockholders Approve the De-Election as a BDC.

     Should stockholders approved the de-election as a BDC, they would be giving up the following rights:

     - Asset coverage ratio that is designed to protect stockholders' value by having security in an asset. Section 61 of the 1940 Act requires that a BDC maintain a ratio of assets to senior securities of at least 200%.

     - We may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC unless authorized by vote of a "majority of the outstanding voting securities," as defined in the 1940 Act.

     - Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to the Company or our stockholders arising from willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

     - Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement.

     - A majority of our directors must be persons who are not interested persons, as that term is defined in Section 56 of the 1940 Act.

     - The protections set forth in Section 57 of the 1940 Act, which requires, in part, the following:

     a. Transactions involving controlling or closely affiliated persons. It shall be unlawful for any person who is related to a business development company in a manner described in subsection (b) of this section, acting as principal-

     1. knowingly to sell any security or other property to such business development company or to any company controlled by such business development company, unless such sale involves solely (A) securities of which the buyer is the issuer, or (B) securities of which the seller is the issuer and which are part of a general offering to the holders of a class of its securities;

     2. knowingly to purchase from such business development company or from any company controlled by such business development company, any security or other property
(except securities of which the seller is the issuer);

     3.  knowingly to borrow money or other property from such
business development company or from any company
controlled by such business development company (unless
the borrower is controlled by the lender), except as
permitted in section 21(b) [15 USCS   80a-21(b)] or
section 62 [15 USCS   80a-61]; or

     4. knowingly to effect any transaction in which such business development company or a company controlled by such business development company is a joint or a joint and several participant with such person in contravention of such rules and regulations as the Commission may prescribe for the purpose of limiting or preventing participation by such business development company or controlled company on a basis less advantageous than that of such person, except that nothing contained in this paragraph shall be deemed to preclude any person from acting as manager of any underwriting syndicate or other group in which such business development company or controlled company is a participant and receiving compensation therefor.

     b. Controlling or closely affiliated persons. The provisions of subsection (a) of this section shall apply to the following persons:

     1.  Any director, officer, employee, or member of an
advisory board of a business development company or any
person (other than the business development company
itself) who is, within the meaning of section 2(a)(3)(C)
of this title [15 USCS   80a-2(a)(3)(C)], an affiliated
person of any such person specified in this paragraph.

     2.  Any investment adviser or promoter of, general partner in, principal underwriter for, or person directly or
indirectly either controlling, controlled by, or under
common control with, a business development company
(except the business development company itself and any
person who, if it were not directly or indirectly
controlled by the business development company, would
not be directly or indirectly under the control of a
person who controls the business development company),
or any person who is, within the meaning of section
2(a)(3)(C) or (D) [15 USCS   80a-2(a)(3)(C) or (D)], an
affiliated person of any such person specified in this paragraph.

     c.  Exemption orders. Notwithstanding paragraphs (1), (2), and
(3) of subsection (a), any person may file with the Commission an application for an order exempting a proposed transaction of the applicant from one or more provisions of such paragraphs. The Commission shall grant such application and issue such order of exemption if evidence establishes that-

     1. the terms of the proposed transaction, including the consideration to be paid or received, are reasonable and fair and do not involve overreaching of the business development company or its shareholders or partners on the part of any person concerned;

     2. the proposed transaction is consistent with the policy of the business development company as recited in the filings made by such company with the Commission under the Securities Act of 1933, its registration statement and reports filed under the Securities Exchange Act of 1934, and its reports to shareholders or partners; and

     3. the proposed transaction is consistent with the general purposes of this title.

     d. Transactions involving noncontrolling shareholders or affiliated persons. It shall be unlawful for any person who is related to a business development company in the manner described in subsection (e) of this section and who is not subject to the prohibitions of subsection (a) of this section, acting as principal-

     1. knowingly to sell any security or other property to such business development company or to any company controlled by such business development company, unless such sale involves solely (A) securities of which the buyer is the issuer, or (B) securities of which the seller is the issuer and which are part of a general offering to the holders of a class of its securities;

     2. knowingly to purchase from such business development company or from any company controlled by such business development company, any security or other property
(except securities of which the seller is the issuer);

     3.  knowingly to borrow money or other property from such
business development company or from any company
controlled by such business development company (unless
the borrower is controlled by the lender), except as
permitted in section 21(b) [15 USCS   80a-21(b)]; or

     4. knowingly to effect any transaction in which such business development company or a company controlled by such business development company is a joint or a joint and several participant with such affiliated person in contravention of such rules and regulations as the Commission may prescribe for the purpose of limiting or preventing participation by such business development company or controlled company on a basis less advantageous than that of such affiliated person, except that nothing contained in this paragraph shall be deemed to preclude any person from acting as manager of any underwriting syndicate or other group in which such business development company or controlled company is a participant and receiving compensation therefor.

     e. Noncontrolling shareholders or affiliated persons; executive officer. The provisions of subsection (d) of this section shall apply to the following persons:

     1.  Any person (A) who is, within the meaning of section
2(a)(3)(A) [15 USCS   80a-2(a)(3)(A)], an affiliated
person of a business development company, (B) who is an executive officer or a director of, or general partner in, any such affiliated person, or (C) who directly or indirectly either controls, is controlled by, or is under common control with, such affiliated person.

     2. Any person who is an affiliated person of a director, officer, employee, investment adviser, member of an advisory board or promoter of, principal underwriter for, general partner in, or an affiliated person of any person directly or indirectly either controlling or under common control with a business development company
(except the business development company itself and any person who, if it were not directly or indirectly controlled by the business development company, would not be directly or indirectly under the control of a person who controls the business development company).

     For purposes of this subsection, the term "executive officer" means the president, secretary, treasurer, any vice president in charge of a principal business function, and any other person who performs similar policymaking functions.

     f.  Approval of proposed transactions. Notwithstanding subsection
(d) of this section, a person described in subsection (e) may engage in a proposed transaction described in subsection (d) if such proposed transaction is approved by the required majority (as defined in subsection (o)) of the directors of or general partners in the business development company on the basis that-

     1. the terms thereof, including the consideration to be paid or received, are reasonable and fair to the shareholders or partners of the business development company and do not involve overreaching of such company or its shareholders or partners on the part of any person concerned;

     2. the proposed transaction is consistent with the interests of the shareholders or partners of the business development company and is consistent with the policy of such company as recited in filings made by such company with the Commission under the Securities
Act of 1933, its registration statement and reports filed under the Securities Exchange Act of 1934, and its reports to shareholders or partners; and

     3.  the directors or general partners record in their
minutes and preserve in their records, for such periods
as if such records were required to be maintained
pursuant to section 31(a) [15 USCS   80a-30(a)], a
description of such transaction, their findings, the information or materials upon which their findings were based, and the basis therefor.

     g.  Transactions in the ordinary course of business.
Notwithstanding subsection (a) or (d), a person may, in the ordinary course of business, sell to or purchase from any company merchandise or may enter into a lessor-lessee relationship with any person and furnish the services incident thereto.

     h. Inquiry procedures. The directors of or general partners in any business development company shall adopt, and periodically review and update as appropriate, procedures reasonably designed to ensure that reasonable inquiry is made, prior to the consummation of any transaction in which such business development company or a company controlled by such business development company proposes to participate, with respect to the possible involvement in the transaction of persons described in subsections (b) and (e) of this section.

     - The protections set forth in Section 61 of the 1940 Act, which requires the following:

     a.  Exceptions for business development company. Notwithstanding
the exemption set forth in section 6(f) [15 USCS   80a-6(f)],
section 18 [15 USCS   80a-18] shall apply to a business
development company to the same extent as if it were a registered closed-end investment company, except as follows:

     1.  The asset coverage requirements of section 18(a)(1)(A)
and (B) [15 USCS   80a-18(a)(1)(A), (B)] applicable to
business development companies shall be 200 per centum.

     2.  Notwithstanding section 18(c) [15 USCS   80a-18(c)], a
business development company may issue more than one class of senior security representing indebtedness.

     3.  Notwithstanding section 18(d) [15 USCS   80a-18(d)]-

     A. a business development company may issue warrants, options, or rights to subscribe or convert to voting securities of such company, accompanied by securities, if-

     i. such warrants, options, or rights expire by their terms within ten years;\

     ii. such warrants, options, or rights are not separately transferable unless no class of such warrants, options, or rights and the securities accompanying them has been publicly distributed;

     iii. the exercise or conversion price is not less than the current market value at the date of issuance, or if no such market value exists, the current net asset value of such voting securities; and

     iv.  the proposal to issue such securities is
authorized by the shareholders or partners of
such business development company, and such
issuance is approved by the required majority
(as defined in section 57(o) [15 USCS   80a-
56(o)]) of the directors of or general
partners in such company on the basis that such issuance is in the best interests of such company and its shareholders or partners;

     B. a business development company may issue, to its directors, officers, employees, and general partners, warrants, options, and rights to purchase voting securities of such company pursuant to an executive compensation plan, if-

     i. (I) in the case of warrants, options, or rights issued to any officer or employee of such business development company (including any officer or employee who is also a director of such company), such securities satisfy the conditions in clauses (i), (iii), and (iv) of subparagraph (A); or (II) in the case of warrants, options, or rights issued to any director of such business development company who is not also an officer or employee of such company, or to any general partner in such company, the proposal to issue such securities satisfies the conditions in clauses (i) and
(iii) of subparagraph (A), is authorized by the shareholders or partners of such company, and is approved by order of the Commission, upon application, on the basis that the terms of the proposal are fair and reasonable and do not involve overreaching of such company or its shareholders or partners;

     ii. such securities are not transferable except for disposition by gift, will, or intestacy;

     iii.  no investment adviser of such business
development company receives any compensation described in paragraph (1) of section 205 of title II of this Act except to the extent permitted by clause (A) or (B) of that section; and

     iv.  such business development company does not
have a profit-sharing plan described in
section 57(n) [15 USCS   80a-56(n)]; and

     C. a business development company may issue warrants, options, or rights to subscribe to, convert to, or purchase voting securities not accompanied by securities, if-

     i. such warrants, options, or rights satisfy the conditions in clauses (i) and (iii) of subparagraph (A); and

     ii. the proposal to issue such warrants, options, or rights is authorized by the shareholders or partners of such business development company, and such issuance is approved by the required majority (as defined in section 57(o) [15 USCS
  80a-56(o)]) of the directors of or general partners in such company on the basis that such issuance is in the best interests of the company and its shareholders or partners.

     Notwithstanding this paragraph, the amount of voting securities that would result from the exercise of all outstanding warrants, options, and rights at the time of issuance shall not exceed 25 per centum of the outstanding voting securities of the business development company, except that if the amount of voting securities that would result from the exercise of all outstanding warrants, options, and rights issued to such company's directors, officers, employees, and general partners pursuant to any executive compensation plan meeting the requirements of subparagraph (B) of this paragraph would exceed 15 per centum of the outstanding voting securities of such company, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options, and rights at the time of issuance shall not exceed 20 per centum of the outstanding voting securities of such company.

     4.  For purposes of measuring the asset coverage
requirements of section 18(a) [15 USCS   80a-18(a)], a
senior security created by the guarantee by a business
development company of indebtedness issued by another
company shall be the amount of the maximum potential
liability less the fair market value of the net
unencumbered assets (plus the indebtedness which has
been guaranteed) available in the borrowing company
whose debts have been guaranteed, except that a
guarantee issued by a business development company of
indebtedness issued by a company which is a wholly-owned
subsidiary of the business development company and is
licensed as a small business investment company under
the Small Business Investment Act of 1958 shall not be
deemed to be a senior security of such business
development company for purposes of section 18(a) [15
USCS   80a-18(a)] if the amount of the indebtedness at
the time of its issuance by the borrowing company is
itself taken fully into account as a liability by such
business development company, as if it were issued by
such business development company, in determining
whether such business development company, at that time,
satisfies the asset coverage requirements of section
18(a) [15 USCS   80a-18(a)].

     b. Compliance. A business development company shall comply with the provisions of this section at the time it becomes subject
to sections 55 through 65 [15 USCS     80a-54-80a-64], as if
it were issuing a security of each class which it has outstanding at such time.

     - The protections set forth in Section 63 of the 1940 Act, which requires the following:

     Notwithstanding the exemption set forth in section 6(f) [15
USCS   80a-6(f)], section 23 [15 USCS   80a-23] shall apply to
a business development company to the same extent as if it were a registered closed-end investment company, except as follows:

     1.  The prohibitions of section 23(a)(2) [15 USCS   80a-23(a)(2)]
shall not apply to any company which (A) is a wholly-owned
subsidiary of, or directly or indirectly controlled by, a
business development company, and (B) immediately after the
issuance of any of its securities for property other than
cash or securities, will not be an investment company within
the meaning of section 3(a) [15 USCS   80a-3(a)].

     2.  Notwithstanding the provisions of section 23(b) [15 USCS
80a-23(b)], a business development company may sell any common stock of which it is the issuer at a price below the current net asset value of such stock, and may sell warrants, options, or rights to acquire any such common stock at a price below the current net asset value of such stock, if-

     A. the holders of a majority of such business development company's outstanding voting securities, and the holders of a majority of such company's outstanding voting securities that are not affiliated persons of such company, approved such company's policy and practice of making such sales of securities at the last annual meeting of shareholders or partners within one year immediately prior to any such sale, except that the shareholder approval requirements of this subparagraph shall not apply to the initial public offering by a business development company of its securities;

     B.  a required majority (as defined in section 57(o) [15
USCS   80a-56(o)]) of the directors of or general
partners in such business development company have determined that any such sale would be in the best interests of such company and its shareholders or partners; and

     C.  a required majority (as defined in section 57(o) [15
USCS   80a-56(o)]) of the directors of or general
partners in such business development company, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of such company of firm commitments to purchase such securities or immediately prior to the issuance of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any distributing commission or discount.

     3. A business development company may sell any common stock of which it is the issuer at a price below the current net asset value of such stock upon the exercise of any warrant, option, or right issued in accordance with section 61(a)(3) [15 USCS
  80a-60(a)(3)].

     By approving the termination, the Company would be able to return to a standard operating company with a wholly owned subsidiary, 5G Wireless Solutions, Inc. The Company would continue as a reporting public company and would still be subject to the Securities Exchange Act of 1934; however, it would no longer be subject to the 1940 Act. In addition, all corporate governance items adopted by the Company in compliance with its status as a BDC would be permanently retained, including maintaining a majority of independent directors and all the committees established to date.
The Company would also maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. However, the Company would not follow the rules set forth in Sections 61 and Section 63 of the 1940 Act, as discussed above, since the board of directors believe that this would hinder its operations.

     In order for the status of the Company as a BDC to be terminated under the 1940 Act, then Form N-54C is required to be filed with the SEC.

     The board of directors of the Company recommends a vote FOR approval of the termination of the Company's status as a BDC under the 1940 Act and the filing of a Form N-54C with the SEC.

4.  FILING OF A NEW REGISTRATION STATEMENT

     In order to comply with the provisions of the subscription agreements in connection with the Longview financings, and to avoid a default under those agreement, the Company must maintain a current registration statement for the purpose of registering the shares issued in connection with the notes. The Company proposes to file with the SEC and make effective a new registration on Form S-1 (or any other applicable form), which will replace the Form 1-E, which will no longer be effective once the Company files a Form N54-C (if this is approved by stockholders).

     The board of directors of the Company recommends a vote FOR approval to file a new registration statement.


By order of the Board of Directors

June 3, 2005


/s/  Don Boudewyn
Don Boudewyn, Secretary


                                    P R O X Y

                        5G WIRELESS COMMUNICATIONS, INC.
      Annual Meeting of Stockholders To Be Held on October 20, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Don Boudewyn as proxy of the undersigned, with full power of substitution, and hereby authorizes him to represent and to vote at the Annual Meeting of Stockholders of 5G Wireless Communications ("Company") to be held on October 20, 2005, as designated below, all of the common stock of the Company held of record by the undersigned on September 8, 2005, at 4136 Del Rey Avenue, Marina Del Rey, California 90292 at 10:00 a.m. (PDT), for matters that properly may come before the meeting or any adjournment thereof.

1.  ELECTION OF DIRECTORS (circle one):

      FOR                                             WITHHOLD AUTHORITY
all nominees listed below              to vote for all nominees listed below

Jerry Dix

Don Boudewyn

Phil E. Pearce

Stanley A. Hirschman

Murray H. Williams

Kirk Haney

2.  TO APPROVE THE DECISION BY THE COMPANY'S AUDIT COMMITTEE TO
RETAIN SQUAR, MILNER, REEHL & WILLIAMSON, LLP AS THE COMPANY'S
INDEPENDENT REGISTERED ACCOUNTING FIRM FOR THE FISCAL YEAR THAT
COMMENCED ON JANUARY 1, 2005 (circle one):

FOR                              AGAINST                              ABSTAIN


3. TO APPROVE THE TERMINATION OF THE COMPANY'S STATUS AS A BUSINESS DEVELOPMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 AND THE FILING OF A FORM N-54C WITH THE SECURITIES AND EXCHANGE COMMISSION (circle one):

FOR                              AGAINST                              ABSTAIN


4.  TO APPROVE THE FILING OF A NEW REGISTRATION STATEMENT (circle one):

FOR                              AGAINST                              ABSTAIN


This proxy will be voted as specified. IF NO SPECIFICATION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH ABOVE. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company to be held on October 20, 2005 and the Proxy Statement of such meeting.


Dated: ______________, 2005
                                            (Signature of Stockholder)

Note: Please sign exactly as name appears on stock certificate (as indicated on reverse side). All joint owners should sign. When signing as personal representative, executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by president or other authorized person. If a partnership, please sign in partnership name by a partner.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


                          AUDIT COMMITTEE CHARTER

POLICY

The audit committee shall provide assistance to the board of directors in fulfilling its oversight responsibilities by reviewing the financial reports and related financial information provided by the Corporation to governmental agencies or the general public, the Corporation's system of internal controls and the effectiveness of its control structure, the Corporation's compliance with designated laws and regulations, and the Corporation's accounting, internal and external auditing and financial reporting processes. In discharging its responsibilities, the audit committee shall:

1. Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system;

2. Review and evaluate the audit procedures and results of the Corporation's independent auditor and general auditor;

3.  Approve, engage and terminate the independent auditor;

4. Review and evaluate the independent auditor's qualifications, performance and independence;

5. Review, evaluate and approve any non-audit services the independent auditor may perform for the Corporation and disclose such approved non-auditor services in periodic reports to stockholders;

6. Maintain free and open means of communication between the board of directors, the independent auditor, the general auditor, and the management of the Corporation;

7. Maintain free and open means of communication between employees and the audit committee for the processing of complaints received by the Corporation regarding questionable accounting or auditing matters, including suspicions of fraudulent activity;

8. At least annually, review and update this charter for consideration by the board of directors and perform an evaluation of the audit committee performance and function.

ORGANIZATION

The members of the audit committee shall be appointed by the board of directors and may be removed by the board of directors. The audit committee may consult or retain its own outside legal, accounting or other advisors and shall determine the degree of independence from the Corporation required from said advisors. The audit committee shall meet at least four times per year and report directly to the full board any issues that arise with respect to the quality and integrity of the Corporation's general financial performance and reporting and regulatory compliance. The audit committee may also meet periodically by itself to discuss matters it determines require private audit committee or board of directors' attention. Further, the audit committee shall meet separately with management, with the general auditor and with the independent auditor. The presence of not less than one-half of the members of the audit committee at a meeting, either in person or by conference telephone, shall be a quorum to transact business.

QUALIFICATIONS

The audit committee shall be composed entirely of independent directors, determined by the board of directors under guidelines established from time to time by the Board of Directors and its Nominating Committee. The members of the audit committee, as determined by the board of directors, shall also meet the independence and financial expertise requirements of the rules promulgated by the Securities and Exchange Commission and the various exchanges on which the stock of the Corporation is listed and traded from time to time.

INDEPENDENT AUDITORS

The independent auditor shall be engaged by and accountable to the audit committee and the board of directors. The audit committee shall have the sole authority to engage and terminate the independent auditor, to review with the independent auditor the nature and scope of any disclosed relationships or professional services including all audit engagement fees and terms, and to take, or recommend that the board of directors take, appropriate action to ensure the continuing independence of the auditor. The audit committee shall also set clear policies and standards relating to the Corporation's hiring of employees or former employees of the independent auditor to ensure continued independence throughout.

The audit committee shall, on an annual basis, obtain from the independent auditor a written disclosure delineating all of its relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

Additionally, the audit committee will obtain and review a report of the independent auditor describing its internal quality-control procedures, material issues raised by the most recent internal quality-control review of the independent auditor or an inquiry or investigation by a governmental authority involving one or more audits carried out by the independent auditor in the preceding five years and any steps or procedures taken to deal with any such issues. After reviewing the independent auditor's report, the audit committee shall evaluate the auditor's qualifications, performance and independence. The audit committee shall consider the opinions of management and the general auditor in making such evaluation.

As required by law, the audit committee shall assure the regular rotation of the lead and concurring audit partner, and consider whether there should be a regular rotation of the auditor itself.

The independent auditor shall ascertain that the audit committee is made aware of and shall timely report to the audit committee all necessary accounting policies and practices to be used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management and the risks of using such alternative treatments, and inform the audit committee of other material written communications between the independent auditor and management.

INTERNAL AUDIT

The general auditor of the Corporation shall directly report to the chairman of the audit committee, with administrative oversight provided by an appropriate executive officer of the Corporation. The audit committee will oversee the internal audit function and determine that the general auditor is establishing, maintaining and executing appropriate audit programs, policies and procedures that govern the examination and audit of the ledgers, records, procedures and operations of the Corporation and its affiliates.

FINANCIAL REPORTING OVERSIGHT

In discharging its responsibilities to oversee governmental and public reporting of financial information, the audit committee shall:

1. Review and discuss the annual audited financial statements, footnotes and related disclosures included in the Corporation's annual report to stockholders and its annual report on Form 10-K with financial management, the independent auditor, and the general auditor prior to the release and filing of such documents.

Review with the independent auditor the results of its annual examination of the financial statements, including their report thereon, and determine its satisfaction with the disclosures and content of the financial statements. This review shall cover discussion of all items required by generally accepted auditing standards regarding required communications with audit committees;

2. Ascertain that the results of any internal audit activity or regulatory reports were appropriately considered in preparing the financial statements;

3. Review and discuss the quarterly financial results and information with financial management, the independent auditor, and the general auditor to determine that the independent auditor does not take exception to the disclosure and content of the financial statements on Form 10-Q, to determine that the results of any internal audit activity or regulatory reports were appropriately considered in preparing the financial statements, and to discuss any other matters required to be communicated to the audit committee by the independent auditor;

4. Review and discuss the types of presentation and information to be included in earnings press releases, and any additional financial information and earning guidance generally provided to analysts and rating agencies;

5. Inquire of management, the general auditor, and the independent auditor about significant risks or exposures and discuss guidelines and policies to govern the steps management has taken to minimize such risk to the Corporation;

6. Review and discuss the form and content of the certification documents for the quarterly reports on Form 10-Q and the annual report on Form 10-K with the general auditor, the independent auditor, the chief financial officer and the chief executive officer;

7. Review the basis for the disclosures made in the annual report to stockholders under the heading Management's Report on Internal Controls regarding the control environment of the Corporation and the annual filing required under the Federal
Deposit Insurance Corporation Improvement Act of 1991;

8. Prepare, review and approve the annual proxy disclosure regarding the activities and report of the audit committee for the year.